UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 29, 2020
Date of Report (date of earliest event reported)

First Horizon National Corporation
(Exact name of registrant as specified in its charter)

TN	001-15185		62-0803242
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

165 Madison Avenue	Memphis,	Tennessee	38103
(Address of Principal Executive Offices)			(Zip Code)
 (901) 523-4444
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/4,000th interest in	FHN PR A	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series A
Depositary Shares, each representing a 1/400th interest in	FHN PR B	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series B
Depositary Shares, each representing a 1/400th interest in	FHN PR C	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series C
Depositary Shares, each representing a 1/400th interest in	FHN PR D	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series D
Depositary Shares, each representing a 1/4,000th interest in	FHN PR E	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series E

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Explanatory Note

On July 1, 2020, First Horizon National Corporation (“First Horizon”) completed its previously announced merger of equals (the “Merger”) with IBERIABANK Corporation (“IBKC”), as previously disclosed in Current Report on Form 8-K dated June 29, 2020. This Amendment on Form 8-K/A is being filed by First Horizon to amend item 9.01 of the Original 8-K solely to present certain financial information in connection with the Mergers.

ITEM 9.01. Financial Statements and Exhibits.

a)     Financial Statements of Business Acquired

The financial statements of IBKC required by this Item 9.01(a) are filed as Exhibits 99.1- 99.2 to this Form 8-K/A and incorporated herein by reference.

(b)     Pro-Forma Financial Information

The pro forma financial information required by this Item 9.01(b) are filed as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(d)	Exhibits

Exhibit #	Description

23.1	Consent of Independent Registered Public Accounting Firm	Filed herewith
99.1	Audited consolidated financial statements of IBERIABANK Corporation as of and for the year ended December 31, 2019 and 2018.	Incorporated by reference to the Annual Report on Form 10-K filed by IBERIABANK Corporation with the Commission on March 2, 2020. File No.: 001-37532
99.2	Unaudited consolidated financial statements of IBERIABANK Corporation as of and for the three months ended March 31, 2020	Incorporated by reference to the Quarterly Report on Form 10-Q filed by IBERIABANK Corporation with the Commission on May 8, 2020. File No.:001-37532
99.3
Unaudited pro forma condensed combined balance sheet of First Horizon National Corporation as of June 30, 2020 and unaudited pro forma combined statements of income of First Horizon National Corporation for the year ended December 31, 2019 and for the six months ended June 30, 2020, and the notes related thereto.
Filed herewith
104	Cover Page Interactive Data File, formatted in Inline XBRL	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation

Date:	September 15, 2020	By:	/s/ William C. Losch III
William C. Losch III
Senior Executive Vice President and Chief Financial Officer